UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 19, 2009

ENERGY CONVERSION DEVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8403	38-1749884
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2956 Waterview Drive,
Rochester Hills, Michigan	48309
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (248) 293-0440

Former name, former address and former fiscal year, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     As previously reported, on July 21, 2009, Energy Conversion Devices, Inc. (“ECD” or the “Company”), and Solar Integrated Technologies, Inc. (“SIT”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), under which a subsidiary of ECD was to be merged with and into SIT subject to the terms and conditions set forth in the Merger Agreement. On August 19, 2009, ECD and SIT completed the Merger. As a result, SIT is now a wholly-owned subsidiary of ECD.
     In connection with the Merger, common shares of SIT were cancelled and, other than those shares owned by ECD or any wholly-owned subsidiary of ECD or by stockholders of SIT who have validly exercised their appraisal rights under Delaware law, automatically converted into a non-tradable right to receive 6.75 pence in cash (or approximately $0.11) for each share of SIT for an aggregate of $11.3 million.
     We described this acquisition in our Current Report on Form 8-K filed with the Securities and Exchange Commission on August 27, 2009 (the “Initial 8-K”). The information set forth in the Initial 8-K is incorporated herein by reference.
     In Item 9.01 of the Current Report on Form 8-K, we are required to provide, by amendment within the period required by Item 9.01(a)(4) on Form 8-K, the following: (i) a pro forma balance sheet as of June 30, 2009, as if we had acquired the business as of that date, (ii) a pro forma income statement for the fiscal year ended June 30, 2009, as if we had acquired the business on July 1, 2008, and (iii) interim unaudited financial statements for SIT for the six month period ended June 30, 2009. This Current Report on Form 8-K/A amends the Initial 8-K to include such pro forma information.
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired
(1)	The interim unaudited financial statements for SIT for the six month period ended June 30, 2009 are attached to this current report as Exhibit 99.1
(b)	Pro Forma Financial Information
Unaudited Pro Forma Combined Balance Sheet as of June 30, 2009
Unaudited Pro Forma Combined Statement of Operations for the fiscal year ended June 30, 2009

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY CONVERSION DEVICES, INC.
Date: November 4, 2009	By:	/s/ Jay B. Knoll
		Name:	Jay B. Knoll
		Title:	Senior Vice President, General Counsel and Chief Administrative Officer

Exhibit Index

Exhibit
Number	Description of Exhibit
99.1	Unaudited financial statements for Solar Integrated Technologies, Inc. for the six month period ended June 30, 2009 and 2008

99.2	Unaudited pro forma combined financial statements for Energy Conversion Devices, Inc.